Supplement dated February 18, 2020
to the Prospectus, Summary Prospectus, and Statement of Additional Information (SAI) dated May 1, 2019, each as supplemented (as applicable), of each of the following Funds:
Fund
Columbia Acorn Trust
Columbia Acorn Emerging Markets Fund
Columbia Acorn Select
In February 2020, the Board of Trustees of each Fund, having determined that a reorganization of that Fund was in the best interest of the Fund and its shareholders, voted to approve an Agreement and Plan of Reorganization to reorganize the Fund (each, a Target Fund) with and into the corresponding acquiring fund presented in the table below (each, an Acquiring Fund). Pursuant to applicable law (including the Investment Company Act of 1940) the reorganizations may be implemented without shareholder approval. The reorganizations are expected to occur in the third quarter of 2020 and are expected to be tax-free reorganizations for U.S. federal income tax purposes. Additional information about the reorganizations will be made available to shareholders in a Combined Information Statement/Prospectus prior to the reorganization date.
Target Fund	Acquiring Fund
Columbia Acorn Emerging Markets Fund	Columbia Acorn International
Columbia Acorn Select	Columbia Acorn Fund

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. Because each Target Fund will reorganize into the corresponding Acquiring Fund on its reorganization date, you should consider the appropriateness of making a new or subsequent investment in the Target Fund prior to its reorganization date. You should consider the investment objectives, risks, strategies, fees and expenses of an Acquiring Fund and/or Target Fund carefully before investing. To obtain an Acquiring Fund's current prospectus, shareholder reports and other regulatory filings, contact your financial intermediary or visit columbiathreadneedleus.com.
Shareholders should retain this Supplement for future reference.
SUP000_00_092_(02/20)